SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 2, 2001



                       EAST TEXAS FINANCIAL SERVICES, INC.

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             (Exact name of Registrant as specified in its Charter)



    Delaware                         0-24848                    75-2559089
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 (State or other              (Commission File No.)           (IRS Employer
  jurisdiction of                                              Identification
  incorporation)                                                  Number)





1200 South Beckham Avenue, Tyler, Texas                         75701-3319
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:              (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On February 2, 2001, the Registrant issued for publication the press release attached as Exhibit "99" announcing the declaration of cash dividend.

Item 7.   Financial Statements and Exhibits

         The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

  Exhibit                                                             Sequential
  Number                         Description                           Page No.
  -------                        -----------                          ----------

    99            Press release, published on February 2, 2001.            6

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            EAST TEXAS FINANCIAL SERVICES, INC.



Date:  February 2, 2001                     By: /s/ GERALD W. FREE
                                                ------------------
                                                Gerald W. Free
                                                Vice Chairman, President and CEO